IDEX Mutual Funds
					IDEX Marsico Growth


Supplement dated November 1, 2002 to Statement of Additional
Information dated March 1, 2002, as Supplemented August 20, 2002


At a special meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on October 30, 2002, the Board selected Marsico Capital Management, LLC ("Marsico"), through an agreement with its affiliate, Banc of America
Capital Management, LLC ("BCAP"), to replace Goldman Sachs Asset Management as sub-adviser to IDEX Goldman Sachs Growth (the "Fund"), effective at the close of business on October 31, 2002. At that time, the Fund changed its name to IDEX Marsico Growth.

Accordingly, every reference to IDEX Goldman Sachs Growth in the IDEX Statement of Additional Information is hereby changed to IDEX Marsico Growth.

In addition, each reference to Goldman Sachs Asset Management shall be changed to Banc of America Capital Management, LLC. It is further noted that Banc of America Capital Management, LLC has entered into an agreement with Marsico Capital Management, LLC to provide portfolio management to the Fund.


The management fees of IDEX Marsico Growth are as follows:

Advisory Fee:  (as a percentage of average daily net assets):
0.80% of the first $250 million;
0.75% of the next $250 million;
0.70% of the next $500 million;
0.60% of assets in excess of $1 billion

Sub-Advisory Fee: (as a percentage of average daily net assets):
0.40% of the first $250 million;
0.375% of the next $250 million;
0.35% of the next $500 million;
0.30% of assets in excess of $1 billion

Expense Cap: (as a percentage of average daily net assets):
1.40%






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